UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2009 (March 11, 2009)

ERHC ENERGY INC.
(Exact name of registrant as specified in its charter)
Colorado	000-1-7325	88-0218499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5444 Westheimer Road, Suite 1440, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(713) 626-4700

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On March 11, 2009, ERHC Energy Inc. (the “Company”) issued an announcement regarding plans for exploratory drilling in certain Joint Development Zone (JDZ) Blocks in which the Company has interests. Earlier, ERHC’s technical partner, Addax Petroleum, announced it expects to receive delivery of the Deepwater Pathfinder, a fifth generation dynamically positioned deepwater drilling rig, at the end of the third quarter 2009. Addax, the operator of JDZ Block 4, in which ERHC holds a 19.5 percent interest, announced that it intends, subject to Joint Development Authority approval, to commence the drilling of the Kina prospect in Block 4 shortly after taking possession of the Deepwater Pathfinder during the fourth quarter of 2009.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit number	Description
99.1	Press Release dated March 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC ENERGY INC.

Dated :March 11, 2009	By:	/s/ Peter Ntephe
		Name:	Peter Ntephe
		Title:	Chief Operating Officer and Acting Chief Executive Officer